UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 4, 2016

UPLIFT NUTRITION, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-52890	20-4669109
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 W Hwy 316, Citra, FL 32113

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  352-595-2970

MCB NETWORK, CORP.

1201 West 5th Street M-160

Los Angeles, California 90017

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Stock Purchase Agreement

Pursuant to certain Stock Purchase Agreement dated as of March 10, 2016 (the “SPA”), Bharti Brahmbhatt, Bimal Brahmbhatt, Leon Frenkel, Donald Papcy and Robert Karsten (“Purchasers”), who were holders of promissory notes in a collective principal amount of $415,000 issued by MCB Network, Corp., a Texas corporation (“MCB” or “Seller”), purchased a total of 9,476,150 shares of Common Stock of Uplift Nutrition, Inc. (the “Company”) from MCB in exchange for the promissory notes. Prior to the consumption of the transaction contemplated under the SPA, MCB beneficially owned a total of 42,476,150 shares of the Company’s common stock.

Cancellation of Irrevocable Proxy and Lock-Up Agreements

Pursuant to a Proxy Cancellation Notice dated as of March 11, 2016 (the “Cancellation Notice”), those certain Irrevocable Proxy and Lock-Up Agreements dated as of July 2015 (each a “Proxy Agreement”) were cancelled. Accordingly, the proxies granted under the Proxy Agreements by certain shareholders of the Company to Sharon Will, the Company’s then President and Director, and the control person of MCB, which entitled Ms. Will the right to vote an aggregate of 42,476,150 shares of the Company’s common stock, were cancelled, effective as of the date of the Cancellation Notices. The shareholders who executed the Proxy Agreements and granted the proxies thereunder are now deemed the beneficial owners of the 42,476,150 shares of the Company’s common stock.

For more information regarding the Proxy Agreements, please refer to Schedule 14f-1 filed by the Company with the Securities and Exchange Commission (the “SEC”) on July 7, 2015.

As a result of the (i) the sale of 9,476,150 shares of restricted common stock of the Company to the Purchasers by MCB; and (ii) cancellation of the proxies to vote 42,476,150 shares of restricted common stock granted to Ms. Will, Ms. Will no longer beneficially owns 42,476,150 shares (90.58%) of the Company’s common stock and therefore does not have voting control of the Company.

ITEM 3.02	Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Items 1.01 of this Report, which disclosure is incorporated herein by reference.

The sales and/or issuances of all of the Company’s securities whether by the Company and/or the Sellers pursuant to the Transaction Agreements and as disclosed elsewhere in this Report were sold and/or issued pursuant to exemptions from the registration requirements of the 1933 Act.

ITEM 5.01	Changes in Control of Registrant.

Reference is made to the disclosure set forth under Items 1.01 and 5.02 of this Report, which disclosure is incorporated herein.

On February 4, 2016, Ms. Will tendered her resignation as the Company’s Director, President, Secretary and Treasurer, while Mr. Fred Richman tendered his resignation as the Company’s Director. On February 4, 2016, Sean Martin was appointed as the Chief Executive Officer and sole Director of the Company. Mr. Martin assumed his position as Chief Executive Officer of the Company effective on the date of his appointment and intends to accept his appointment as a Director of the Company effective as of the date ten (10) days after the mailing to the Company’s shareholders (the “Schedule 14 Information Statement Effective Date”) of a Schedule 14F-1 Information Statement (the “Schedule 14 Information Statement”), pursuant to Section 14F and Rule 14f-1 thereunder of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Ms. Will and Mr. Richman were the two sole directors on the Company’s board of directors. Their resignations, as well as the appointment of Mr. Martin onto the board of directors, once effective, will result in a change in a majority of the Company’s board of directors. It is expected that Mr. Martin will appoint an additional officer and an additional director to the Board at such time as his appointment as a Director becomes effective.

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As a result of the (i) the sale of 9,476,150 shares of restricted common stock of the Company to the Purchasers by MCB; and (ii) cancellation of the proxies to vote 42,476,150 shares of restricted common stock granted to Ms. Will, Ms. Will no longer has voting control of the Company.

Security Ownership of Management and Certain Other Beneficial Owners of the Company’s Common Stock

(a)   Prior to the Closing of the Transactions

The following table and footnotes thereto sets forth the number of shares of Common Stock beneficially owned immediately prior to the closing of the transactions contemplated under the SPA and Cancellation Notices by (i) each director and named executive officer of the Company, (ii) each person known by the Company to be the beneficial owner of more than 5% of its issued and outstanding shares of Common Stock, and (iii) all named executive officers and directors of the Company as a group. In calculating any percentage in the following table of Common Stock beneficially owned by one or more persons named therein, the following table assumes 46,892,597 shares of Common Stock issued and outstanding prior to the closing of the transactions contemplated under the SPA and Cancellation Notices. Except for the proxies granted to Ms. Will with regard to the voting right of all 44,476,150 shares of common stock (including 9,476,150 shares owned by MCB and 33,000,000 shares owned by other stockholders) and/or unless otherwise further indicated in the following table, the footnotes thereto and/or elsewhere in this Current Report, the persons and entities named in the following table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name, subject to community property laws, where applicable. Unless as otherwise indicated in the following table and/or the footnotes thereto, the address of each person and/or entity named in the following table is: c/o MCB Networks, Corp., 1201 West 5th Street (M-160), Los Angeles, California 90017.

Name	Title	Number of Shares of Common Stock Beneficially Owned Immediately Following the Closing of the Transaction	Percentage of Common Stock Beneficially Owned Immediately Following the Closing of the Transaction[1]
CURRENT DIRECTORS AND EXECUTIVE OFFICERS AND TO BE APPOINTED DIRECTORS AND EXECUTIVE OFFICERS
Sharon D. Will[2]	Director, President, Treasurer and Secretary	42,476,150	90.58%
Fred Richman[3]	Director	42,476,150	90.58%
ALL CURRENT AND TO BE APPOINTED EXECUTIVE OFFICERS AND DIRECTORS AS A GROUP (2 persons)	___	42,476,150	90.58%
5% OR GREATER STOCKHOLDERS
MCB Network, Corp[4]	___	42,476,150	90.58%
Leon Frenkel[5]	___	5,000,000	10.66%
Sean C. Martin[6]	___	13,800,000	28.15%
Michael Freedman[7]	___	4,100,000	8.74%

[1] Under Rule 13d-3 of the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the above table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding on the date of this Information Statement.

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[2] Consists of (i) 9,476,150 Shares purchased by MCB pursuant to a stock purchase agreement dated as of June 4, 2015, and (ii) 33,000,000 shares in the aggregate issued to the Cowle Note Purchasers and the Williams Note Purchasers upon the automatic conversion of the Cowle Note and Williams Note pursuant to the Cowle NPA dated as of June 4, 2015 and the Williams NPA dated as of June 4, 2015. Stockholders of such 42,476,150 shares granted to Ms. Will an Irrevocable Proxy to vote such shares for the time period set forth in the Irrevocable Proxy. (References are made to a Current Report on Form 8-K filed by the Company with the SEC on June 12, 2015. Capitalized terms not defined hereunder have the same meanings as disclosed in the Form 8-K.) Ms. Will disclaims beneficial ownership of all such 42,476,150 shares. Ms. Will may be deemed a control person of MCB and of the Company.

[3] Consists of (i) 9,476,150 Shares purchased by MCB pursuant to a stock purchase agreement dated as of June 4, 2015, and (ii) 33,000,000 shares in the aggregate issued to the Cowle Note Purchasers and the Williams Note Purchasers upon the automatic conversion of the Cowle Note and Williams Note pursuant to the Cowle NPA dated as of June 4, 2015 and the Williams NPA dated as of June 4, 2015. Mr. Richman disclaims beneficial ownership of all such 42,476,150 shares, except 2,000,000 shares of Common Stock issued to Mr. Richman by the Company upon the automatic conversion of Mr. Richman’s $10,600 portion of the Williams Note pursuant to the Williams NPA. Mr. Richman granted to Ms. Will an Irrevocable Proxy on all such 2,000,000 shares. Mr. Richman is a Director of MCB, and, as a result, may be deemed a control person of MCB; and as Mr. Richman is a Director of the Company, he may be deemed a control person of the Company.

[4] Consists of (i) 9,476,150 Shares purchased by MCB pursuant to a stock purchase agreement dated as of June 4, 2015, and (ii) 33,000,000 shares in the aggregate issued to the Cowle Note Purchasers and the Williams Note Purchasers upon the automatic conversion of the Cowle Note and Williams Note pursuant to the Cowle NPA dated as of June 4, 2015 and the Williams NPA dated as of June 4, 2015. Stockholders of such 42,476,150 shares granted to Ms. Will an Irrevocable Proxy on all such 42,476,150 shares. Ms. Will may be deemed a control person of the Company and MCB. Other than the 9,476,150 shares, MCB disclaims beneficial ownership of any other securities of the Company.

[5] The Company issued such 5,000,000 shares to Mr. Frenkel upon the automatic conversion of Mr. Frenkel’s $15,000 portion of the Cowle Note pursuant to the Cowle NPA. Pursuant to an Irrevocable Proxy, Mr. Frenkel granted Ms. Will voting rights to all such 5,000,000 shares. Mr. Frenkel also purchased and owns 250,000 shares of common stock and common stock purchase warrants to purchase 125,000 shares of common stock of MCB. Based upon information provided by such person, the address of such person is 1600 Flat Rock Road, Penn Valley, PA 19072.

[6] The Company issued such 13,800,000 shares to Mr. Martin upon the automatic conversion of Mr. Martin’s $41,400 portion of the Cowle Note pursuant to the Cowle NPA. Pursuant to an Irrevocable Proxy, Mr. Martin granted Ms. Will voting rights to all such 13,800,000 shares. Based upon publicly available information, Mr. Martin is licensed by FINRA as a Series 7 general securities representative and a Series 24 general securities representative and is currently employed by Cova Capital Partners LLC (“CCP”), a FINRA member broker/dealer as a general securities principal. CCP was the broker/dealer for MCB’s private placement pursuant to which MCB raised, among other additional funds, the funds used by MCB to purchase the 9,476,150 Shares from the 3 sellers and paid to CCP through the date hereof, $41,500 in commissions and issued to it warrants to purchase 33,200 shares of MCB common stock in connection with such MCB private placement. Based upon information provided by such person, the address of such person is 61 Larbert Road, South Port, Connecticut 06890.

[7] The Company issued such 4,100,000 restricted shares to Mr. Freedman upon the automatic conversion of Mr. Freedman’s (i) $5,623 portion of the Cowle Note (1,700,000 shares), and (ii) $11,311 portion of the Williams Note (2,400,000 shares) upon the closing of the Transaction pursuant to the Cowle NPA and the Williams NPA, respectively. Pursuant to Irrevocable Proxies, Mr. Freedman granted Ms. Will voting rights to all such 4,100,000 shares. Based upon information provided by such person, the address of such person is 394 White Birch Lane, Jericho, New York 11753.

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(b)	Following the Closing of the Transactions

The following table and footnotes thereto sets forth information regarding the number of shares of Common Stock beneficially owned immediately following the closing of the transactions contemplated under the SPA and Cancellation Notices by (i) each director and named executive officer of the Company, (ii) each person known by the Company to be the beneficial owner of 5% or more of its issued and outstanding shares of Common Stock, and (iii) all named executive officers and directors of the Company as a group. In calculating any percentage in the following table of Common Stock beneficially owned by one or more persons named therein, the following table assumes 46,892,597 shares of Common Stock issued and outstanding immediately following the closing of the transaction. Unless otherwise further indicated in the following table, the footnotes thereto and/or elsewhere in this Information Statement, the persons and entities named in the following table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name, subject to community property laws, where applicable. Unless as otherwise indicated in the following table and/or the footnotes thereto, the address of each person and/or entity named in the following table is: 500 W Hwy 316, Citra, FL 32113.

Name	Title	Number of Shares of Common Stock Beneficially Owned Immediately Following the Closing of the Transaction	Percentage of Common Stock Beneficially Owned Immediately Following the Closing of the Transaction[1]
CURRENT DIRECTORS AND EXECUTIVE OFFICERS AND TO BE APPOINTED DIRECTORS AND EXECUTIVE OFFICERS
Sean C. Martin [2]	Director and Chief Executive Officer	13,800,000	29.43%
ALL CURRENT AND TO BE APPOINTED EXECUTIVE OFFICERS AND DIRECTORS AS A GROUP (1 person)	___	13,800,000	29.43%
5% OR GREATER STOCKHOLDERS
Leon Frenkel[3]	___	5,000,000	10.66%
Sean C. Martin[2]	___	13,800,000	29.43%
Michael Freedman[4]	___	4,100,000	8.74%

[1] Under Rule 13d-3 of the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the above table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding on the date of this Information Statement.

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[2] The Company issued such 13,800,000 shares to Mr. Martin upon the automatic conversion of Mr. Martin’s $41,400 portion of the Cowle Note on the closing date of the Transaction pursuant to the Cowle NPA. Pursuant to an Irrevocable Proxy, Mr. Martin granted Ms. Will voting rights to all such 13,800,000 shares. Based upon publicly available information, Mr. Martin is licensed by FINRA as a Series 7 general securities representative and a Series 24 general securities representative and is currently employed by Cova Capital Partners LLC (“CCP”), a FINRA member broker/dealer as a general securities principal. CCP was the broker/dealer for MCB’s private placement pursuant to which MCB raised, among other additional funds, the funds used by MCB to purchase the 9,476,150 Shares from the 3 Sellers pursuant to the SPA and paid to CCP through the date hereof, $41,500 in commissions and issued to it warrants to purchase 33,200 shares of MCB common stock in connection with such MCB private placement. Based upon information provided by such person, the address of such person is 61 Larbert Road, South Port, Connecticut 06890.

[3] The Company issued such 5,000,000 shares to Mr. Frenkel upon the automatic conversion of Mr. Frenkel’s $15,000 portion of the Cowle Note on the closing of the Transaction pursuant to the Cowle NPA. Mr. Frenkel also purchased and owns 250,000 shares of common stock and common stock purchase warrants to purchase 125,000 shares of common stock of MCB. Based upon information provided by such person, the address of such person is 1600 Flat Rock Road, Penn Valley, PA 19072.

[4] The Company issued such 4,100,000 restricted shares to Mr. Freedman upon the automatic conversion of Mr. Freedman’s (i) $5,623 portion of the Cowle Note (1,700,000 shares), and (ii) $11,311 portion of the Williams Note (2,400,000 shares) upon the closing of the Transaction pursuant to the Cowle NPA and the Williams NPA, respectively. Based upon information provided by such person, the address of such person is 394 White Birch Lane, Jericho, New York 11753.

Voting control of the Company changed on the closing of the transactions contemplated under the SPA and Cancellation Notices by virtue of (i) the sale of 9,476,150 shares of restricted common stock of the Company to the Purchasers by MCB; and (ii) cancellation of the proxies to vote 42,476,150 shares of restricted common stock granted to Ms. Will. Ms. Will’s resignation as Director, President, Secretary and Treasurer and Mr. Richman as a Director of the Company became effective on February 4, 2016. On the same day, Mr. Martin was appointed as the Chief Executive Officer of the Company, effective immediately. Mr. Martin shall become the sole director of the Board as of the Schedule 14F Information Statement Effective Date.

Below is certain biographical information regarding Mr. Martin.

Mr. Martin is a FINRA licensed registered representative and is a seasoned investment banking executive with over 25 years of capital markets experience. He has been the head of capital market teams for a multitude of investment banking and merchant banking operations, raising and structuring capital requirements for dozens of small and middle market companies. Mr. Martin has been a board member for both public and private companies advising on both capital raising and business opportunities across a diverse range of industries from biotechnology, metals and mining, healthcare, media and technology. He has been registered with COVA Capital Partners LLC, a FINRA registered broker-dealer, since November 2014, prior to which he had extensive experience working with Ocean Cross Capital Markets LLC (08/2011 - 06/2013), Southridge Investment Group LLC (05/2009 - 08/2011) and TriPoint Global Equities, LLC (06/2007 - 12/2008). Mr. Martin holds FINRA Series 7, 63, and 79 licenses. Mr. Martin graduated from University of Vermont with a degree in Finance in 1990.

Discontinuation of the Registration of Current Business

The Company expects to acquire another business and has discontinued its current business of marketing and selling the products Grey to Great and Mitigator® on-line through its website, www.upliftnutritioninc.com.    Gray-to-Great is a product which reduces or eliminates gray hair.  Mitigator® is a topical anti-sting, anti-itch and anti-bite product.  Reference is made to the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 for a more detailed description of these products.  All previous registered trademarks and trade names relative to the Company’s various energy drinks and its energy spray, none of which are currently being actively marketed, are owned by the Company including, but not limited to, the Company’s ownership of various websites and website domains, some of which are no longer active.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Reference is made to the disclosure set forth under Items 1.01 and 5.01 of this Report, which disclosure is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished herewith:

Exhibit Number	Description
4.1	Form of Proxy Cancellation Notice dated as of March 11, 2016.

10.1	Form of Stock Purchase Agreement dated as of March 10, 2016.

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SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 11, 2016	UPLIFT NUTRITION, INC.

	By:	/s/ Sean Martin
Name: Sean Martin
Title: Chief Executive Officer

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